Exhibit 99.1


                                    AGREEMENT

      This Agreement is entered into as of February 4, 2005 by and among GuruNet Corporation, a Delaware corporation (the "COMPANY"), and each of the holders (each a "HOLDER" and collectively, the "HOLDERS") set forth on Exhibit A attached hereto and incorporated herein by such reference.

                                 R E C I T A L S

      WHEREAS, each of the Holders is a holder of a Warrant issued by the Company dated January 30, 2004 or February 17, 2004 (each a "WARRANT" and collectively, the "WARRANTS"); and

      WHEREAS, each Holder wishes to (i) exercise their Warrants for the number of Warrant Shares set forth opposite their respective names on Exhibit A under the heading "Warrant Shares" and or (ii) transfer their respective Warrants to certain third parties, in either case as each has indicated on the form attached hereto as Exhibit B (the "ELECTION FORM") and incorporated herein by such reference which has been delivered to the Company; and

      WHEREAS, as consideration for such exercise or transfer, the Company is willing to issue to each Holder certain Additional Warrants as described herein;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each Holder severally and jointly agree as follows.

In addition to the terms defined elsewhere in this Agreement, capitalized terms that are not otherwise defined herein have the meanings given to such terms in that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of January 30, 2004, by and among the Company and the Purchasers identified therein, together with their successors and assigns (the "PURCHASERS").

                                   SECTION 1

                             EXERCISE OF THE WARRANT

THIS SECTION IS APPLICABLE ONLY TO THOSE HOLDERS WHO HAVE INDICATED THEIR IMMEDIATE EXERCISE OF THEIR WARRANT BY CHECKING THE APPROPRIATE BOX ON THE ELECTION FORM .


1.1 On the date hereof (for purposes of this Section 1, the "EXERCISE DATE"), each Holder of Warrants will deliver to the Company an Exercise Notice and the applicable Exercise Price pursuant to the provisions of Paragraph 4(b) of its Warrant.


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1.2   On the Exercise Date and concurrently with the exercise by each such
Holder of its Warrant, pursuant to the provisions of Section 1.1 hereof, the Company will grant to the Holder an additional warrant (each an "ADDITIONAL WARRANT" and collectively, the "ADDITIONAL WARRANTS") in substantially the form attached hereto as Exhibit C and incorporated herein by such reference, and as further described in Section 2 hereof.

1.3 On the Exercise Date, the Company will deliver to each Holder (i) the Warrant Shares required to be delivered to such Holder pursuant to the provisions of Paragraph 5(a) of its Warrant and (ii) the Additional Warrant granted to such Holder on the Exercise Date.

1.4 The Company will include the shares of its common stock issuable upon exercise of the Additional Warrants (the "REGISTRABLE SECURITIES") in a registration statement on an appropriate SEC Form (the "REGISTRATION STATEMENT") to be filed by the Company with the Commission as soon as practicable following the date of this Agreement, but in no event later than the Filing Date (as defined below).

                                    SECTION 2

                               ADDITIONAL WARRANTS

2.1 In accordance with the provisions of Section 1 above, each Holder will be issued an Additional Warrant to purchase up to the number of shares of the Company's common stock as set forth under the heading "Additional Warrant Shares" on Exhibit A at the exercise price of $17.27 per share. The Additional Warrant will be exercisable commencing on the date hereof and ending on the five
(5) year anniversary of the date hereof.

2.2   In the event required by the rules of the Company's Trading Market:
(a) the Company shall seek, and use its best efforts to obtain as soon as possible but in no event later than 90 days following the date hereof or 120 days in the event the proxy materials shall be reviewed by the Commission shareholder approval of the issuance of the shares of common stock underlying the Additional Warrants (the "ADDITIONAL WARRANTS Proposal"), which approval shall meet the requirements of the American Stock Exchange rule under Section 713 of the AMEX Company Guide (the "SHAREHOLDER APPROVAL DATE").

      (b) As soon as practicable following the date of this Agreement, but in no event less than 90 days following the date of this Agreement, the Company shall prepare and file with the Commission proxy materials calling an annual meeting (the "ANNUAL MEETING") of its shareholders, among other things, seeking approval of the Additional Warrants Proposal. The Company shall use its reasonable best efforts to cause such proxy materials to reach the "no further comment" stage as soon as reasonably practicable (the "CLEARANCE DATE") and to hold the Annual Meeting as soon as possible following the Clearance Date, but in no event later than 60 days following the Clearance Date.


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


      (c) The Board of Directors shall recommend approval thereof by the Company's shareholders. The Company shall mail and distribute its proxy materials for the Annual Meeting to its shareholders at least 30 days prior to the date of the Annual Meeting and shall actively solicit proxies to vote for the Additional Warrants Proposal. The Company shall provide the Lead Holder an opportunity to review and comment on such proxy materials by providing (which may be by e-mail) copies of such proxy materials and any revised preliminary proxy materials to the Lead Holder at least three (3) days prior to their filing with the Commission. The Company shall provide the Lead Holder (which may be by e-mail) copies of all correspondence from or to the Commission or its staff concerning the proxy materials for the Annual Meeting promptly after the same is sent or received by the Company and summaries of any comments of the Commission's staff which the Company receives orally promptly after receiving such oral comments. The Company shall (i) furnish to the Lead Holder and its counsel (which may be by e-mail) a copy of its definitive proxy materials for the Annual Meeting and any amendments or supplements thereto promptly after the same are first used, mailed to shareholders or filed with the Commission, (ii) inform the Lead Holder of the progress of solicitation of proxies for such meeting and (iii) inform the Lead Holder of any adjournment of the Annual Meeting and shall report the result of the vote of shareholders on the Additional Warrants Proposal at the conclusion of the Annual Meeting.

      (d) If for any reason the Additional Warrants Proposal is not approved at the Annual Meeting, the Company will take such additional acts or actions as are necessary to hold an additional Annual Meeting to consider the Additional Warrants Proposal and in conjunction therewith shall hire a nationally recognized proxy solicitation firm, selected by the Lead Holder which is reasonably satisfactory to the Company, to assist it in obtaining the necessary shareholder votes to approve the Additional Warrants Proposal. The Company shall bear all costs and expenses of the preparation and filing of any and all proxy materials and Annual Meetings, including but not limited to the costs and expenses of the proxy solicitation firm if needed.

2.3 By execution and delivery of this Agreement, each Holder hereby waives any adjustment in the number or exercise price of the Warrants as that term is defined in the Securities Purchase Agreement by virtue of the issuance of the Additional Warrants.

                                   SECTION 3

                               REGISTRATION RIGHTS

3.1   Shelf Registration

      (a) As promptly as reasonably practicable, and in any event on or prior to the Filing Date (as defined below), the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration


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Statement shall be on an appropriate SEC Form and shall contain (except if otherwise directed by the Lead Holder) the "Plan of Distribution" attached hereto as Exhibit D.

      (b) The Company shall use its best efforts to cause the Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof, but in any event prior to the Required Effectiveness Date (as defined below), and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the fifth anniversary of the Effective Date or such earlier date when all Registrable Securities covered by such Registration Statement have been sold publicly (the "EFFECTIVENESS Period").

      (c) The Company shall notify the Lead Holder in writing promptly (and in any event within three business days) after receiving notification from the Commission that the Registration Statement has been declared effective.

      (d) Upon the occurrence of any Event (as defined below) and on every monthly anniversary thereof until the earlier of (i) such time as the applicable Event is cured or (ii) such time as the Registrable Securities may be sold to the public pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act, as partial relief for the damages suffered therefrom by the Holders (which remedy shall be exclusive of any other remedies available under this Agreement, at law or in equity), the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the aggregate Exercise Price paid by such Holder under Section 1.1 above for the first month and 1.5% for each month thereafter, prorated for any partial month. The payments to which a Holder shall be entitled pursuant to this Section 3.1(d) are referred to herein as "EVENT PAYMENTS". Any Event Payments payable pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments in a timely manner, such Event Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

For such purposes, each of the following shall constitute an "EVENT":

            (i) the Registration Statement is not filed on or prior to the Filing Date or is not declared effective on or prior to the Required Effectiveness Date;

            (ii) after the Effective Date, a Holder is not permitted to sell Registrable Securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) or Rule 144 for any reason for twenty or more Business Days in any 24-month period;

            (iii) the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Registrable Securities upon any exercise of the Warrants; and

            (iv) the Company fails for any reason to deliver a certificate evidencing any Securities to a Holder within five Trading Days after delivery of such certificate is required pursuant to any Transaction Document or the exercise rights


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


      of the Holders pursuant to the Transaction Documents are otherwise suspended for any reason; or

      (e) The Company shall not, prior to the Effective Date of the Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities.

      (f) For the purposes of this Agreement, the following terms shall have the meaning set forth below:

      "EFFECTIVE DATE" means the date that the Registration Statement is first declared effective by the Commission.

      "FILING DATE" means March 6, 2005.

      "REQUIRED EFFECTIVENESS DATE" means May 5, 2005.

3.2 Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

      (a) Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Lead Holder and any counsel designated by the Lead Holder (the "HOLDER COUNSEL", and Vertical Ventures, LLC (the "LEAD HOLDER") has initially designated Proskauer Rose LLP, the "LP COUNSEL") copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of the Lead Holder and LP Counsel, and
(ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

      (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of


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


all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented

      (c) Notify the Lead Holder of Registrable Securities to be sold and LP Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than three Trading Days thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a "review" of any Registration Statement; (ii) the Commission comments in writing on any Registration Statement (in which case the Company shall deliver to the Lead Holder a copy of such comments and of all written responses thereto); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (d) Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

      (e) Furnish to each Holder and LP Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

      (f) Promptly deliver to each Holder and LP Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.


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


      (g) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to the Lead Holder evidence of such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market.

      (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and LP Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement.

      (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

      (j) Upon the occurrence of any event described in Section 3.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (k) Cooperate with any due diligence investigation undertaken by the Lead Holder in connection with the sale of Registrable Securities, including, without limitation, by making available any documents and information; provided that the Company will not deliver or make available to any Holder material, nonpublic information unless such Holder specifically requests in advance to receive material, nonpublic information in writing and enters into an appropriate confidentiality agreement in such form as is mutually acceptable to such Holder and the Company.

      (l) If Holders of a majority of the Registrable Securities being offered pursuant to a Registration Statement select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, by providing customary legal opinions, comfort letters and indemnification and contribution obligations.


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      (m) Comply with all applicable rules and regulations of the Commission.

3.3 Registration Expenses. The Company shall pay (or reimburse the Holders for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Holders), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company,
(e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and
(f) all listing fees to be paid by the Company to the Trading Market.

3.4   Indemnification

        (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3.2(c)(v)-(viii), the use by such Holder of an outdated or defective Prospectus after the Company has notified the Lead Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 3.5. The Company shall notify the Lead Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.


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        (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being agreed that the Holders have expressly and in writing approved Exhibit D for this purpose) or (ii) in the case of an occurrence of an event of the type specified in
  Section 3.2(c)(v)-(viii), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 3.5. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

        (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:


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(i) the Indemnifying Party has agreed in writing to pay such fees and expenses;
or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), provided that under no circumstances shall the Indemnifying Party be responsible for the fees and expenses of more than one counsel for all Indemnified Parties with respect to a Proceeding arising out of the same claim. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party and submission of reasonably satisfactory documentation to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            (d) Contribution. If a claim for indemnification under Section 3.4(a) or (b) is unavailable to an Indemnified Party (by reasons other than the specified exclusions to indemnification), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section


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


3.4(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3.4(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

3.5 Dispositions. Each Holder agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Holder further agrees that, upon receipt by the Lead Holder of a notice from the Company of the occurrence of any event of the kind described in Sections 3.2(c)(v), (vi) or (vii), such Holder will discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3.2(j), or until the Lead Holder is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

3.6 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to the Lead Holder written notice of such determination and if, within fifteen days after receipt of such notice, any Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered.

                                    SECTION 4

                              TRANSFER OF WARRANTS

THIS SECTION IS APPLICABLE ONLY TO THOSE HOLDERS WHO HAVE INDICATED THEIR TRANSFER OF THEIR WARRANTS BY CHECKING THE APPROPRIATE BOX ON THE ELECTION FORM (EACH A "TRANSFERRING HOLDER" AND COLLECTIVELY, THE "TRANSFERRING HOLDERS").

4.1 On the date hereof (for purposes of this Section 4, the "TRANSFER DATE") and in accordance with Paragraph 3 of the Warrants, each Transferring Holder will transfer such Holder's Warrant in full to the individual or entity named on the Form of Assignment (in substantially the form attached to the Warrant) delivered by the Holder to the Company contemporaneously herewith. Upon such transfer, the Holder shall have no further right, title or interest in or to such Holder's Warrant.

4.2 On the Transfer Date and concurrently with the transfer by each Transferring Holder's of its Warrant, pursuant to the provisions of Section 2.1 hereof, the Company will grant to the Holder an Additional Warrant.

4.3 On or prior to the third Trading Day following the Transfer Date, the Company will deliver to each Transferring Holder the Additional Warrant granted to such Transferring Holder on the Transfer Date.

4.4 The Company will include the Registrable Securities in a Registration Statement to be filed by the Company with the Commission as soon as practicable following the date of this Agreement, but in no event later than the Filing Date.

                                    SECTION 5

                                  MISCELLANEOUS

5.1 Closing / Publicity. The closing of this transaction shall be consummated by February 6, 2005 with each of the Holders that have delivered to the Company their respective signature page. The Company shall, on or before 8:30 a.m. New York time, on February 7, 2005, issue a press release or a Current Report of Form 8-K with the Commission, each in a form reasonable acceptable to the Lead Holder.

5.2 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective as described in the Securities Purchase Agreement.

5.3 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the

Company and the Lead Holder or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either part to exercise any right hereunder in any manner impair the exercise of any such right.

5.4 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Lead Holder.

5.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.7 Governing Law; Venue; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in The City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or thereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.8 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

5.9 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.10 Independent Nature of Holders' Obligations and Rights. The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. The decision of each Holder pursuant to this Agreement has been made by such Holder independently of any other Holder and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Holder or by any agent or employee of any other Holder, and no Holder or any of its agents or employees shall have any liability to any other Holder (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. The Company hereby confirms that it understands and agrees that the Holders are not acting as a "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934. Each Holder acknowledges that no other Holder has acted as agent for such Holder in connection with making its investment hereunder and that no other Holder will be acting as agent of such Holder in connection with monitoring its investment hereunder. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. Each Holder represents that it has been represented by its own separate legal counsel in its review and negotiations of this Agreement and that Proskauer Rose LLP represents only Vertical Ventures, LLC in connection with this Agreement.

5.11 Fees and Expenses. On or prior to the date of this Agreement, the Company shall pay to Vertical Ventures, LLC an aggregate of $15,000 for their legal fees and expenses incurred in connection with the preparation and negotiation of this Agreement. In lieu of the foregoing payment, Vertical Ventures, LLC may retain such amount on the Exercise Date from the Exercise Price due under Section 1.1 above. Except as expressly set forth in herein to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities, including the Additional Warrants.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized signatories as of the date first above written.

                                        THE COMPANY:

                                        GuruNet Corporation


                                        By: ______________________________
                                             Name:
                                             Title:

                                        THE HOLDERS:


                                        [                   ]

                                        By:  _____________________________
                                        Its:  ____________________________



                                        [                   ]

                                        By:  _____________________________
                                        Its:  ____________________________



                                        [                   ]

                                        By:  _____________________________
                                        Its:  ____________________________

Exhibit A

Name of Holder                    Warrant Shares                   Additional Warrant Shares


EXHIBIT B

FORM OF ELECTION OF EXERCISE OR TRANSFER


PLEASE CHECK THE APPROPRIATE BOX:

[ ]         I wish to immediately exercise my Warrant in the amount set forth on
Exhibit A opposite my name (the "HOLDER'S WARRANT"). In conjunction with my exercise, the Company will issue me Additional Warrants as described Section 1.1 hereof.

[ ]         I wish to transfer my Holder's Warrant pursuant to the provisions of
Paragraph 15(a) of the Warrant. In conjunction with my transfer, the Company will issue me Additional Warrants as set forth in Section 2 hereof. A copy of the Form of Assignment is attached hereto.

[ ]         I do not wish to exercise my Warrant. I understand that I will not be entitled to any Additional Warrants.


                                        HOLDER:


                                        By:  ______________________________
                                              Name:
                                              Title: